February 7, 2007

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

Supplement to Prospectus dated August 1, 2006

     The fund’s Board of Trustees has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the fund and Dreyfus Premier State Municipal Bond Fund, on behalf of that fund’s Connecticut Series (the “Acquiring Fund”). The Agreement provides for the transfer of the fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the fund’s stated liabilities, the distribution of shares of the Acquiring Fund to fund shareholders and the subsequent termination of the fund (the “Reorganization”).

     It is currently contemplated that holders of fund shares as of January 26, 2007 (the “Record Date”) will be asked to approve the Agreement on behalf of the fund at a special meeting of shareholders to be held on or about April 4, 2007. If the Agreement is approved, the Reorganization will become effective on or about April 12, 2007.

     In anticipation of the Reorganization, on November 17, 2006, the fund was closed to any investments for new accounts.

     A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to fund shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-554-4611.